Exhibit 99.1

Investors May Contact:
Ryan Marsh
VP & Treasurer
(770) 418-8211
ir@asburyauto.com

Reporters May Contact:
Melissa Corey
Public Relations & Communications Manager
(770) 418-8231
mcorey@asburyauto.com

ASBURY AUTOMOTIVE GROUP REPORTS ALL-TIME RECORD QUARTERLY EPS FROM CONTINUING OPERATIONS

Second quarter EPS from continuing operations of $0.69 per diluted share, up 38% over prior period adjusted EPS from continuing operations of $0.50 per diluted share

Duluth, GA, July 24, 2012 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported income from continuing operations for the second quarter 2012 of $21.6 million, or $0.69 per diluted share, versus adjusted income from continuing operations in the second quarter 2011 of $16.6 million, or $0.50 per diluted share, a 38% increase per diluted share. Net income for the second quarter 2012 was $21.1 million, or $0.67 per diluted share, compared to $14.2 million, or $0.43 per diluted share in the prior year period. See attached reconciliation for reported adjustments.

Second Quarter 2012 Highlights (compared to the prior year period):

•Total revenues increased 11% to $1.2 billion
•New vehicle retail revenues up 16%
•Used vehicle retail revenues up 7%
•Finance and insurance revenues up 21%
•Parts and service gross profit up 4%

•	SG&A expense as a percent of gross profit improved 250 basis points from an adjusted 74.9% in the prior year period to 72.4%

•	Reduced debt over $16 million during the quarter; second quarter leverage at 2.3x Total Debt/Adjusted EBITDA
•Completed a $5 million lease buy-out
•Repurchased $9 million of Asbury common stock during the quarter

 “Asbury is pleased to announce all-time record quarterly results from continuing operations,” said Craig T. Monaghan, Asbury's President and Chief Executive Officer. “Our second quarter results were achieved through solid operational performance and disciplined expense control. We continue to build a stronger Company with the flexibility to capitalize on market opportunities.”
Asbury's Executive Vice President and Chief Operating Officer, Michael S. Kearney, added, “Consistent with what we are seeing across our industry, retail margins continue to be under pressure as Japanese branded inventory levels and sales volumes recover. However, we again demonstrated the diversity of our business by delivering growth in both F&I and parts and service gross profit.”

For the six-month period ended June 30, 2012, the Company reported income from continuing operations of $39.6 million, or $1.25 per diluted share, compared to adjusted income from continuing operations of $28.0 million, or $0.84 per diluted share in the prior year period. Last year's results included a net charge of $9.5 million, net of taxes, or $0.28 per diluted share, related to non-core items in SG&A and Other operating expense. The Company's revenues for the 2012 period totaled $2.3 billion, an increase of 9% compared to $2.1 billion in the prior year period. Net income for the six-month period ended June 30, 2012 was $38.7 million, or $1.22 per diluted share compared to $34.1 million, or $1.03 per diluted share, for the prior year period.

Asbury will host a conference call to discuss its second quarter results this morning at 10:00 a.m. Eastern Time. The call will be simulcast live on the Internet and can be accessed by logging onto http://www.asburyauto.com or http://www.ccbn.com. In addition, a live audio of the call will be accessible to the public by calling (800) 967-7140 (domestic), or (719) 457-2637 (international); passcode - 5504669. Callers should dial in approximately 5 to 10 minutes before the call begins.

About Asbury Automotive Group, Inc.

Asbury Automotive Group, Inc. (“Asbury”), headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automobile retailers in the U.S. Built through a combination of organic growth and a series of strategic acquisitions, Asbury currently operates 77 retail auto stores, encompassing 98 franchises for the sale and servicing of 30 different brands of American, European and Asian automobiles. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents outside of Asbury's control which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, particularly upcoming maturities, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.

These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations, adjusted diluted earnings per share from continuing operations, adjusted EBITDA, and adjusted leverage ratio, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
REVENUES:
New vehicle	$663.4	$570.7	$1,253.1	$1,135.0
Used vehicle	339.1	316.7	664.8	613.3
Parts and service	145.7	146.0	290.8	287.6
Finance and insurance, net	42.8	35.5	81.8	67.6
Total revenues	1,191.0	1,068.9	2,290.5	2,103.5
COST OF SALES:
New vehicle	620.5	529.6	1,170.9	1,060.1
Used vehicle	313.4	288.6	610.6	558.2
Parts and service	60.7	64.4	123.1	128.5
Total cost of sales	994.6	882.6	1,904.6	1,746.8
GROSS PROFIT	196.4	186.3	385.9	356.7
OPERATING EXPENSES:
Selling, general and administrative	142.1	140.5	283.5	273.1
Depreciation and amortization	5.8	5.7	11.5	11.0
Other operating expense (income), net	0.3	3.0	(0.1)	13.5
Income from operations	48.2	37.1	91.0	59.1
OTHER EXPENSES:
Floor plan interest expense	(3.0)	(2.2)	(5.7)	(4.9)
Other interest expense, net	(8.6)	(10.4)	(17.9)	(20.8)
Swap interest expense	(1.2)	(1.4)	(2.5)	(2.8)
Convertible debt discount amortization	(0.2)	(0.3)	(0.3)	(0.5)
Total other expenses, net	(13.0)	(14.3)	(26.4)	(29.0)
Income before income taxes	35.2	22.8	64.6	30.1
INCOME TAX EXPENSE	13.6	8.8	25.0	11.6
INCOME FROM CONTINUING OPERATIONS	21.6	14.0	39.6	18.5
DISCONTINUED OPERATIONS, net of tax	(0.5)	0.2	(0.9)	15.6
NET INCOME	$21.1	$14.2	$38.7	$34.1
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$0.69	$0.44	$1.27	$0.57
Discontinued operations	(0.01)	—	(0.03)	0.49
Net income	$0.68	$0.44	$1.24	$1.06
Diluted—
Continuing operations	$0.69	$0.43	$1.25	$0.56
Discontinued operations	(0.02)	—	(0.03)	0.47
Net income	$0.67	$0.43	$1.22	$1.03
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	31.1	32.1	31.1	32.3
Stock options	0.2	0.6	0.3	0.6
Restricted stock	0.1	0.1	0.1	0.2
Performance share units	0.1	0.1	0.1	0.1
Diluted	31.5	32.9	31.6	33.2

New Vehicle-

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue
Luxury	$235.3	$204.7	$30.6	15%
Mid-line import	333.7	278.7	55.0	20%
Mid-line domestic	94.4	87.3	7.1	8%
New vehicle revenue, as reported	$663.4	$570.7	$92.7	16%
Gross profit:
New vehicle gross profit
Luxury	$18.3	$16.4	$1.9	12%
Mid-line import	18.5	18.8	(0.3)	(2)%
Mid-line domestic	6.1	5.9	0.2	3%
New vehicle gross profit, as reported	$42.9	$41.1	$1.8	4%

	For the Three Months Ended June 30,		Increase	% Change
	2012	2011
New vehicle units:
New vehicle retail units
Luxury	4,911	4,132	779	19%
Mid-line import	12,749	10,753	1,996	19%
Mid-line domestic	2,407	2,388	19	1%
Total new vehicle retail units	20,067	17,273	2,794	16%
Fleet vehicles	694	600	94	16%
New vehicle units—actual	20,761	17,873	2,888	16%

New Vehicle Metrics-

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
Revenue per new vehicle sold	$31,954	$31,931	$23	—%
Gross profit per new vehicle sold	$2,066	$2,300	$(234)	(10)%
New vehicle gross margin	6.5%	7.2%	(0.7)%	(10)%

Used Vehicle-

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues	$287.0	$269.1	$17.9	7%
Used vehicle wholesale revenues	52.1	47.6	4.5	9%
Used vehicle revenue, as reported	$339.1	$316.7	$22.4	7%
Gross profit:
Used vehicle retail gross profit	$26.1	$28.2	$(2.1)	(7)%
Used vehicle wholesale gross profit	(0.4)	(0.1)	(0.3)	300%
Used vehicle gross profit, as reported	$25.7	$28.1	$(2.4)	(9)%
Used vehicle retail units:
Used vehicle retail units—actual	14,897	14,036	861	6%

Used Vehicle Metrics-

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
Revenue per used vehicle retailed	$19,266	$19,172	$94	—%
Gross profit per used vehicle retailed	$1,752	$2,009	$(257)	(13)%
Used vehicle retail gross margin	9.1%	10.5%	(1.4)%	(13)%

Parts and Service-

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions)
Revenue:
Parts and service revenue	$145.7	$146.0	$(0.3)	—%

Gross profit:
Parts and service gross profit
Customer pay	$52.2	$50.6	$1.6	3%
Reconditioning and preparation	17.8	14.6	3.2	22%
Warranty	9.8	11.3	(1.5)	(13)%
Wholesale parts	5.2	5.1	0.1	2%
Total parts and service gross profit	$85.0	$81.6	$3.4	4%
Parts and service gross margin	58.3%	55.9%	2.4%	4%

Finance and Insurance, net-

	For the Three Months Ended June 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net	$42.8	$35.5	$7.3	21%
Finance and insurance, net per vehicle sold	$1,200	$1,113	$87	8%

	For the Three Months Ended June 30,
	2012	2011
REVENUE MIX PERCENTAGES:
New vehicles	55.7%	53.4%
Used retail vehicles	24.1%	25.1%
Used vehicle wholesale	4.4%	4.5%
Parts and service	12.2%	13.7%
Finance and insurance, net	3.6%	3.3%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	21.8%	22.1%
Used retail vehicles	13.3%	15.1%
Used vehicle wholesale	(0.2)%	(0.1)%
Parts and service	43.3%	43.8%
Finance and insurance, net	21.8%	19.1%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	72.4%	75.4%

New Vehicle-

	For the Six Months Ended June 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
New vehicle revenue
Luxury	$437.2	$409.4	$27.8	7%
Mid-line import	634.3	561.7	72.6	13%
Mid-line domestic	181.6	163.9	17.7	11%
New vehicle revenue, as reported	$1,253.1	$1,135.0	$118.1	10%
Gross profit:
New vehicle gross profit
Luxury	$33.8	$30.6	$3.2	10%
Mid-line import	36.3	33.2	3.1	9%
Mid-line domestic	12.1	11.1	1.0	9%
New vehicle gross profit, as reported	$82.2	$74.9	$7.3	10%

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
New vehicle units:
New vehicle retail units
Luxury	9,050	8,291	759	9%
Mid-line import	24,173	21,988	2,185	10%
Mid-line domestic	4,750	4,531	219	5%
Total new vehicle retail units	37,973	34,810	3,163	9%
Fleet vehicles	1,274	1,307	(33)	(3)%
New vehicle units—actual	39,247	36,117	3,130	9%

New Vehicle Metrics-

	For the Six Months Ended June 30,		Increase	% Change
	2012	2011
Revenue per new vehicle sold	$31,929	$31,426	$503	2%
Gross profit per new vehicle sold	$2,094	$2,074	$20	1%
New vehicle gross margin	6.6%	6.6%	—%	—%

Used Vehicle-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)
Revenue:
Used vehicle retail revenues	$568.3	$513.9	$54.4	11%
Used vehicle wholesale revenues	96.5	99.4	(2.9)	(3)%
Used vehicle revenue, as reported	$664.8	$613.3	$51.5	8%
Gross profit:
Used vehicle retail gross profit	$54.0	$54.2	$(0.2)	—%
Used vehicle wholesale gross profit	0.2	0.9	(0.7)	(78)%
Used vehicle gross profit, as reported	$54.2	$55.1	$(0.9)	(2)%
Used vehicle retail units:
Used vehicle retail units	30,121	27,357	2,764	10%

Used Vehicle Metrics-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
Revenue per used vehicle retailed	$18,867	$18,785	$82	—%
Gross profit per used vehicle retailed	$1,793	$1,981	$(188)	(9)%
Used vehicle retail gross margin	9.5%	10.5%	(1.0)%	(10)%

Parts and Service-

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2012	2011
	(Dollars in millions)
Revenue:
Parts and service revenue	$290.8	$287.6	$3.2	1%
Gross profit:
Parts and service gross profit
Customer pay	$103.0	$97.6	$5.4	6%
Reconditioning and preparation	34.4	27.6	6.8	25%
Warranty	20.0	23.9	(3.9)	(16)%
Wholesale parts	10.3	10.0	0.3	3%
Total parts and service gross profit	$167.7	$159.1	$8.6	5%
Parts and service gross margin	57.7%	55.3%	2.4%	4%

Finance and Insurance, net-

	For the Six Months Ended June 30,		Increase	% Change
	2012	2011
	(Dollars in millions, except for per vehicle data)

Finance and insurance, net	$81.8	$67.6	$14.2	21%
Finance and insurance, net per vehicle sold	$1,179	$1,065	$114	11%

	For the Six Months Ended June 30,
	2012	2011
REVENUE MIX PERCENTAGES:
New vehicles	54.7%	54.0%
Used retail vehicles	24.8%	24.4%
Used vehicle wholesale	4.2%	4.7%
Parts and service	12.7%	13.7%
Finance and insurance, net	3.6%	3.2%
Total revenue	100.0%	100.0%
GROSS PROFIT MIX PERCENTAGES:
New vehicles	21.3%	21.0%
Used retail vehicles	13.9%	15.1%
Used vehicle wholesale	0.1%	0.3%
Parts and service	43.5%	44.6%
Finance and insurance, net	21.2%	19.0%
Total gross profit	100.0%	100.0%
SG&A EXPENSES AS A PERCENTAGE OF GROSS PROFIT	73.5%	76.6%

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures
(In millions)
(Unaudited)

	June 30, 2012	December 31, 2011	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$8.7	$11.4	$(2.7)	(24)%
New vehicle inventory	460.3	400.0	60.3	15%
Used vehicle inventory	96.6	82.0	14.6	18%
Parts inventory	38.3	37.5	0.8	2%
Total current assets	855.2	792.5	62.7	8%
Floor plan notes payable	509.7	434.0	75.7	17%
Total current liabilities	710.3	636.3	74.0	12%

CAPITALIZATION:
Long-term debt (including current portion)	$416.1	$458.6	$(42.5)	(9)%
Shareholders' equity	363.2	326.6	36.6	11%
Total	$779.3	$785.2	$(5.9)	(1)%
Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2012	2011
Luxury
BMW	8%	9%
Mercedes-Benz	7%	7%
Lexus	6%	5%
Acura	5%	4%
Infiniti	5%	4%
Other luxury	4%	7%
Total luxury	35%	36%
Mid-Line Imports:
Honda	22%	21%
Nissan	13%	12%
Toyota	11%	11%
Other imports	5%	6%
Total imports	51%	50%
Mid-Line Domestic:
Ford	8%	8%
Chevrolet	2%	3%
Other domestics	4%	3%
Total domestic	14%	14%
Total New Vehicle Revenue	100%	100%

Japanese Manufacturer New Vehicle Inventory (Dollars in millions) -

	As of March 31, 2011	As of June 30, 2011	As of September 30, 2011	As of December 31, 2011	As of March 31, 2012	As of June 30, 2012
Honda	$79	$36	$30	$35	$63	$79
Nissan	67	63	65	81	83	81
Toyota	49	28	22	35	35	44
Infiniti	26	18	17	26	35	26
Lexus	16	8	11	11	16	18
Acura	17	12	8	13	25	30
Total	$254	$165	$153	$201	$257	$278

Selling, General and Administrative Expense (“SG&A”)-

	For the Three Months Ended June 30,				Increase (Decrease)	% of Gross Profit Increase (Decrease)
	2012	% of Gross Profit	2011	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$133.3	67.9%	$130.3	69.9%	$3.0	(2.0)%
Rent expense	8.8	4.5%	10.2	5.5%	(1.4)	(1.0)%
SG&A-total	$142.1	72.4%	$140.5	75.4%	$1.6	(3.0)%
Gross profit	$196.4		$186.3

	For the Six Months Ended June 30,				Increase (Decrease)	% of Gross Profit Increase (Decrease)
	2012	% of Gross Profit	2011	% of Gross Profit
	(Dollars in millions)
SG&A, excluding rent expense	$265.8	68.9%	$253.6	71.1%	$12.2	(2.2)%
Rent expense	17.7	4.6%	19.5	5.5%	(1.8)	(0.9)%
SG&A-total	$283.5	73.5%	$273.1	76.6%	$10.4	(3.1)%
Gross profit	$385.9		$356.7

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from continuing operations," "Adjusted diluted earnings per share ("EPS") from continuing operations," "Adjusted EBITDA," "Adjusted leverage ratio," and "Adjusted SG&A expense." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in connection with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In its evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

	For the Twelve Months Ended
	June 30, 2012	March 31, 2012
	(Dollars in millions)
Adjusted leverage ratio:
Book value of long-term debt (including current portion)	$416.1	$432.9

Calculation of adjusted earnings before interest, taxes, depreciation and amortization ("Adjusted EBITDA"):
Income from continuing operations	$69.1	$61.4

Add:
Depreciation and amortization	23.1	23.1
Income tax expense	42.9	38.1
Convertible debt discount amortization	0.6	0.7
Swap and other interest expense	42.0	43.8
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	177.7	167.1

Non-core items - expense:
Loss on extinguishment of long-term debt	0.8	0.8
Real estate related losses	0.4	1.9
Executive separation cost	1.6	4.3
Total non-core items	2.8	7.0

Adjusted EBITDA	$180.5	$174.1

Adjusted leverage ratio	2.3	2.5

Our selling, general and administrative ("SG&A") expense for the three and six months ended June 30, 2011 was impacted by a lease termination charge. The table below shows the impact of the lease termination charge on our SG&A expense as a percentage of gross profit when compared to the applicable prior year periods.

	For the Three Months Ended June 30,				Increase	% of Gross Profit Increase (Decrease)
	2012	% of Gross Profit	2011	% of Gross Profit
	(Dollars in millions)
SG&A expense, as reported	$142.1	72.4%	$140.5	75.4%	$1.6	(3.0)%
Less: lease termination charge	—	—%	(1.0)	(0.5)%
Adjusted SG&A expense	$142.1	72.4%	$139.5	74.9%	$2.6	(2.5)%
Gross profit	$196.4		$186.3

	For the Six Months Ended June 30,				Increase	% of Gross Profit Increase (Decrease)
	2012	% of Gross Profit	2011	% of Gross Profit
	(Dollars in millions)
SG&A expense, as reported	$283.5	73.5%	$273.1	76.6%	$10.4	(3.1)%
Less: lease termination charge	—	—%	(1.0)	(0.3)%
Adjusted SG&A expense	$283.5	73.5%	$272.1	76.3%	$11.4	(2.8)%
Gross profit	$385.9		$356.7

The non-core operating items shown in the table below are (i) legal claims related to operations from 2000 to 2006, (ii) expenses related to executive separation benefits and (iii) expenses related to real estate transactions.

	For the Three Months Ended June 30,
	2012	2011
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$21.1	$14.2
Discontinued operations, net of tax	0.5	(0.2)
Income from continuing operations	21.6	14.0

Non-core items - expense (income):
Executive separation costs	—	2.7
Real estate-related charges	—	1.5
Tax benefit on non-core items above	—	(1.6)
Total non-core items	—	2.6
Adjusted income from continuing operations	$21.6	$16.6

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$0.67	$0.43
Discontinued operations, net of tax	0.02	—
Income from continuing operations	0.69	0.43

Total non-core items	—	0.07
Adjusted diluted EPS from continuing operations	$0.69	$0.50

Weighted average common shares outstanding - diluted	31.5	32.9

	For the Six Months Ended June 30,
	2012	2011
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$38.7	$34.1
Discontinued operations, net of tax	0.9	(15.6)
Income from continuing operations	39.6	18.5

Non-core items - expense (income):
Litigation related expense	—	9.0
Executive separation costs	—	5.0
Real estate-related charges	—	1.5
Tax benefit on non-core items above	—	(6.0)
Total non-core items	—	9.5
Adjusted income from continuing operations	$39.6	$28.0

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$1.22	$1.03
Discontinued operations, net of tax	0.03	(0.47)
Income from continuing operations	1.25	0.56

Total non-core items	—	0.28
Adjusted diluted EPS from continuing operations	$1.25	$0.84

Weighted average common shares outstanding - diluted	31.6	33.2